UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 15, 2019

NEW FORTRESS ENERGY LLC
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor
New York, NY 10011
(Address of Principal Executive Offices)

(516) 268-7400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Determination of Cash Bonus Awards for Fiscal Year 2018

On March 15, 2019, the compensation committee of New Fortress Energy LLC (the “Company”) determined annual bonus amounts for the fiscal year ended December 31, 2018 for the Company’s named executive officers identified in the Company’s prospectus, dated January 30, 2019 (the “Prospectus”), filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act of 1933, as amended, relating to the Company’s registration statement on Form S-1, as amended (File No. 333-228339). All other compensation for the named executive officers for fiscal year 2018 was previously reported by the Company in the 2018 Summary Compensation Table beginning on page 97 of the Prospectus. As of the filing of the Prospectus, the amounts of the cash bonus awards for fiscal year 2018 for the named executive officers had not been determined and, therefore, were omitted from the 2019 Summary Compensation Table included in the Company’s Prospectus pursuant to Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K. As described more fully in the Prospectus, Mr. Edens does not receive any compensation from any party for services rendered to us.

Pursuant to Item 5.02(f) of Form 8-K, the amounts of the cash bonus awards for fiscal year 2018 and the total compensation for fiscal year 2018 for the named executive officers, recalculated to include the cash bonus awards for fiscal year 2018, are set forth below.

Name	Bonus ($)		Total ($)

Wesley R. Edens	—		—

Christopher S. Guinta	650,000	(1)	1,000,000

Michael J. Utsler	300,000	(2)	575,899

(1)	Reflects an annual bonus for services rendered in 2018, but paid in 2019.
(2)	Represents (i) a $75,000 sign-on bonus paid to Mr. Utsler in connection with his appointment and (ii) an annual bonus for services rendered in 2018, but paid in 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2019

NEW FORTRESS ENERGY LLC

By:	/s/ Christopher S. Guinta
Name:	Christopher S. Guinta
Title:	Chief Financial Officer

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